Exhibit 10.18

AMENDMENT TO ESCROW AGREEMENT

        AMENDMENT TO ESCROW AGREEMENT (the “Amendment”) dated as of this _ day of October 2007, by and among FUTUREIT, INC., a Delaware corporation (the “Company”), AMERICAN STOCK TRANSFER & TRUST COMPANY, a financial institution chartered under the laws of the State of New York (the “Agent”) and J.H DARBIE & CO., INC., a Delaware corporation (the “Placement Agent”).

W  I  T  N  E  S  S  E  T  H:

        WHEREAS, the Company, the Agent and the Placement Agent executed an Escrow Agreement on 2 June, 2007 (the “Agreement”); and

        WHEREAS, the Company desires to increase the Maximum Amount and to extend the Offering Period (as such terms are defined in the Agreement); and

        NOW, THEREFORE, the parties agree as follows

    1.        The Agreement. All provisions of the Agreement shall continue to be in full force and effect except for the amendments contained herein. All capitalized terms shall bear the same meaning as in the Agreement.

    2.        The Amendments. The following amendments shall replace the original provisions of the Agreement as follows:

    2.1        Whereas No. 4 shall be amended to read as follows: “the Company desires to sell in the Financing a minimum of 25 Units (the “Minimum Amount”) and a maximum of 70 Units (the “Maximum Amount”); and”

    2.2        Whereas No. 5 shall be amended to read as follows: " WHEREAS:

    (a)       The Financing will commence immediately and will continue until the earlier of: (i) the sale of all 70 Units or (ii) October15, 2007 (or as extended according to the Company’s sole discretion to October 30, 2007) (the “Offering Period”), otherwise extended by the Company and the Placement Agent;

    (b)       Once the Purchasers have subscribed and the Company has accepted subscriptions for the Minimum Amount, the Company and the Placement Agent shall (subject to the right of the Company to extend such date to October 30, 2007) conduct an initial closing (the “First Closing”) with respect to such Units. Thereafter, the Company and the Placement Agent may decide to conduct one or more closings for the sale of additional Units (each, together with the First Closing, a “Closing”);

    (c)       Proceeds received from subscriptions for the Units (with the exception of outstanding bridge loans to be converted at the First Closing) and certificates representing the Securities underlying the Units purchased (“Certificates”) shall be held in escrow by the Agent; and

    (d)       If the Minimum Amount is not sold at the per unit Offering Price prior to the end of the Offering Period, the Financing will be terminated and all funds received from Purchasers will be promptly returned to the Purchasers without interest. The day that the Offering Period terminates is hereinafter referred to as the “Termination Date.”

    3.        Consent to Service of Process. Each of the Company and the Placement Agent hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Amendment or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to each of the Company and the Placement Agent at its address for purposes of notices hereunder.

    4.        Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

– Signature pages follow –

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AMERICAN STOCK TRANSFER & TRUST COMPANY By: —————————————— Name: Title:

FUTUREIT, INC. By: —————————————— Name: Title:

J.H DARBIE & CO., INC. By: —————————————— Name: Title:

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